Exhibit 99.1
PURECYCLE’S FLAGSHIP POLYPROPYLENE PURIFICATION PLANT REACHES MECHANICAL COMPLETION
Ironton, Ohio Recycling Facility Will Now Begin Steps Toward Pellet Production
Ironton, Ohio –April 25, 2023 –  PureCycle Technologies, Inc. (Nasdaq: PCT), today, announced it has reached mechanical completion of its first polypropylene (“PP”) purification plant in Ironton, OH (the “Ironton Facility”), and submitted documentation to Leidos Engineering, LLC (“Leidos”), the site’s independent construction monitor, for formal certification of completion.

PureCycle prepared the final closure documentation consistent with the requirements set forth by Leidos and believes the information to be complete and sufficient. The Leidos certification is required to achieve key milestones in connection with PureCycle’s Ironton financings.
Contemporaneous with, and independent of, the Leidos certification process, the Ironton Facility will now begin operational pre-startup, safety review processes, and the march toward initial pellet production, which is currently anticipated to commence in the second quarter of 2023.

The Ironton Facility, once fully operational, is expected to produce 107 million pounds of Ultra-Pure Recycled (UPR) resin annually, making high-quality recycled PP plastic more accessible at scale. PureCycle uses an innovative technology to remove nearly all contaminants, colors, and odors from polypropylene plastic waste.

“2023 will continue to be an exciting year for PureCycle as we kick off operations at our flagship facility in Ironton. Now that construction is complete, we can begin our ramp-up plan and start producing UPR pellets,” said Dustin Olson, PureCycle’s CEO. “This is a transformative moment for PureCycle, for all of those that have supported us and invested in our Company, and for our goal of creating an ‘infinitely sustainable planet.’ We can’t wait to bring our sustainable, high-quality, no-compromise UPR resin to our customers and start to create a truly circular economy for plastics.”

PureCycle licenses the patented process for making high-quality recycled resin from The Procter & Gamble Company, whose scientists developed this technology.

Victor Aguilar, Chief Research, Development and Innovation Officer at The Procter & Gamble Company added, “We are very proud to see this technology commercialized. This is an important step toward making recycled materials more readily integrated into products and packaging and consistent with P&G’s interest in enabling more sustainable solutions for our industry. Thank you, PureCycle, for driving greater scale from our invention, and many thanks to our joint team of scientists who dedicated their time and expertise to bring this important project to fruition.”

In addition to the sustainability benefits, PureCycle’s first purification plant will provide the Ironton community with an influx of new, high-wage jobs.

Bill Dingus, Executive Director at the Lawrence County Economic Development Corporation added, “We are so excited to bring this cutting-edge company and technology to Southern Ohio. PureCycle is a welcome member to our community, and we are thrilled to watch their company change the world. This facility will bring approximately 80-100 high-wage jobs to our region and put Ironton, Ohio at the center of the global recycling transformation.”

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PureCycle Contact
Christian Bruey
cbruey@purecycle.com
+1 (352) 745-6120
About PureCycle Technologies
PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as No. 5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com
Forward-Looking Statements
This press release contains forward-looking statements, including statements about the financial condition, results of operations, earnings outlook and prospects of PureCycle. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.
Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of PureCycle and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 entitled “Risk Factors,” those discussed and identified in public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PureCycle and the following:

●PureCycle’s ability to obtain funding for its operations and future growth and to continue as a going concern;
●PureCycle’s ability to meet, and to continue to meet, applicable regulatory requirements for the use of PureCycle’s UPR resin in food grade applications (including in the United States, Europe and other future international locations);
●PureCycle’s ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PureCycle’s facilities (including in the United States, Europe and other future international locations);
●Expectations and changes regarding PureCycle’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PureCycle’s ability to invest in growth initiatives;
●PureCycle’s ability to complete and commission its first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) in a timely and cost-effective manner;
●PureCycle’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia (the “Augusta Facility”); (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner;
●PureCycle’s ability to sort and process polypropylene plastic waste at its plastic waste prep (“Feed PreP”) facilities;
●PureCycle’s ability to maintain exclusivity under the Procter & Gamble Company license;
●the implementation, market acceptance and success of PureCycle’s business model and growth strategy;
●The success or profitability of PureCycle’s offtake arrangements;
●The ability to source feedstock with a high polypropylene content at a reasonable cost;
●PureCycle’s future capital requirements and sources and uses of cash;
●Developments and projections relating to PureCycle’s competitors and industry;
●The outcome of any legal or regulatory proceedings to which PureCycle is, or may become a party, including the securities class action case;
●Geopolitical risk and changes in applicable laws or regulations;
●The possibility that PureCycle may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts;
●Turnover or increases in employees and employee-related costs;
●Changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PureCycle’s ability to obtain them in a timely and cost-effective manner;
●Any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine);

●The potential impact of climate change on the company, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and
●Operational risk.
Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PureCycle prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
All subsequent written and oral forward-looking statements or other matters attributable to PureCycle or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, PureCycle undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.